UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 28, 2003

ALLMERICA FINANCIAL CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	1-13754	04-3263626
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer I.D. Number)

440 Lincoln Street, Worcester, Massachusetts 01653

(Address of Principal Executive Offices)

(Zip Code)

(508) 855-1000

(Registrant’s Telephone Number including area code)

Item 7.    Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

The following exhibits are furnished herewith.

Exhibit	99.1 Press Release, dated April 28, 2003, announcing the Company’s financial results for the quarter ended March 31, 2003.

Exhibit	99.2 Allmerica Financial Corporation Statistical Supplement for the quarter ended March 31, 2003.

Item 9.    Regulation FD Disclosure (Information Provided Under Item 12 – Results of Operations and Financial Condition).

The following information contained in Item 9 is being furnished under Item 12 – Results of Operations and Financial Condition in accordance with interim guidance issued by the SEC in Release No. 33-8216. Such information, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

On April 28, 2003, Allmerica Financial Corporation issued a press release announcing its financial results for the quarter ended March 31, 2003. The release is furnished as Exhibit 99.1 hereto. Additionally, on April 28, 2003, the Company made available on its website financial information contained in its Statistical Supplement for the quarter ended March 31, 2003. The supplement is furnished as Exhibit 99.2 hereto.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allmerica Financial Corporation

Registrant

By:    /s/ Edward J. Parry III

Edward J. Parry III

Executive Officer of the Chairman,

Chief Financial Officer and

Principal Accounting Officer

Date: April 28, 2003

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Exhibit Index

Exhibit	99.1 Press Release, dated April 28, 2003, announcing the Company’s financial results for the quarter ended March 31, 2003.

Exhibit	99.2 Allmerica Financial Corporation Statistical Supplement for the quarter ended March 31, 2003.

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